UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2008

Hibbett Sports, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

451 Industrial Lane
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Director not Standing for Re-election

On March 12, 2008, current Board member Clyde B. Anderson informed the Company that he will not stand for re-election at the 2008 Annual Shareholders Meeting when his term expires.  Mr. Anderson has been on the Company’s Board of Directors since 1987 and serves as chairman of the Nominating and Corporate Governance Committee.

(d)           Appointment of Directors

On March 14, 2008, the Board appointed Messrs. Albert C. Johnson and Terrance G. Finley to the Company’s Board of Directors effective immediately.  Mr. Johnson will serve as a Class III Director, and Mr. Finley will serve as a Class I Director.  At this time, a determination has not been made regarding the Board committees on which the new directors may serve.  The two new additions bring the Board’s current membership to eight directors.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

Mr. Johnson has served as a financial consultant since 1998.  Prior to that time, he served as Senior Vice President and Chief Financial Officer for Birmingham-based Dunn Investment Company, a privately owned construction company. Mr. Johnson began his career with Arthur Andersen, where he served for nearly 25 years in positions of increasing responsibility, culminating in managing partner and Audit Division head for the Birmingham, Alabama office. Mr. Johnson, a CPA, received his MS in Systems Management from the University of Southern California and a BS in Accounting from Florida State University. He currently serves as chairman of the Audit Committee for Books-A-Million, Inc.

Mr. Finley is currently President of the merchandising group at Books-A-Million, Inc., where he is responsible for all of the company’s merchandising, marketing, publishing, import and internet activities. A 30-year veteran of the book industry, Mr. Finley has led several of Books-A-Million’s business units and has served with the company for nearly 20 years. He was previously with Smithmark Publishers, Crown Publishers and Rich’s Department Store. Mr. Finley graduated from Auburn University.

Item 7.01.  Regulation FD Disclosure.

A copy of a press release relating to Mr. Clyde B. Anderson’s decision not to stand for re-election to the Board and the appointment of Messrs. Albert C. Johnson and Terrance G. Finley to the Company’s Board of Directors is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release Dated March 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

By:	/s/ Gary A. Smith
Gary A. Smith
Vice President and Chief Financial Officer

March 17, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Dated March 17, 2008